April 27, 2021 Shelagh Glaser Delivered by email Dear Shelagh: On behalf of Zendesk, Inc. (the “Company”), I am pleased to offer you employment with the Company. This letter outlines the terms for your employment. Position: Your initial position with the Company will be Chief Financial Officer. This is a regular full-time exempt position reporting to Mikkel Svane, Chief Executive Officer. Start Date: Unless we arrange separately, your first day of employment will be prior to or on May 28, 2021, subject to the satisfactory completion by the Company of your background check, credentials and references. Salary: The Company will pay you an annual salary of $475,000, paid bi-weekly during your employment, and subject to periodic review and adjustments at the discretion of the Company. Your salary and other compensation will be subject to applicable deductions and withholdings. Bonus: You will be eligible to receive an annual target bonus of 75% of your Base Salary based upon the achievement of performance goals established separately (“Bonus”). The actual Bonus is discretionary and will be subject to the Company’s assessment of your performance, as well as business conditions at the Company. The Company also may make adjustments to the targeted amount of your Bonus, and the Bonus may be subject to approval by and adjustments at the discretion of the Company’s Board of Directors (“Board”), a delegee of the Board, or the Company and subject to the terms of any applicable bonus plan separately delivered to you. The Bonus, if any, will be payable in the calendar year following the close of the performance year; provided that you are employed and in good standing with the Company through the date of payment and satisfy the terms and conditions of any applicable bonus plan. Sign-on Bonus: The company will provide you with a sign-on bonus of $500,000 subject to applicable taxes and withholdings (the “Sign-on Bonus”). The full amount of the Sign-on Bonus will be advanced to you on the next regularly scheduled payroll date after your Start Date. You will earn half of the Sign-on Bonus upon completing one year of employment with the Company after the Start Date, and you will earn the remaining half of the Sign-on Bonus on a pro rata monthly basis until you have completed two years of employment with the Company after the Start Date. In the event that your employment is terminated for Cause or you resign without Good Reason (as those terms are defined in the Company’s Change in Control Acceleration Plan (the “Acceleration Plan”)) within two years of the Start Date, you will be required to repay the unearned portion of the Sign-on Bonus to the Company. 989 Market St., San Francisco CA 94103 Zendesk, Inc DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25 Exhibit 10.2

RSU Award: You will be eligible to participate in the Company’s equity incentive program, subject to approval by the Company’s Board of Directors (“Board”). We will recommend to the Board, or a delegate of the Board, that you be granted Restricted Stock Units (“RSUs”) for shares of the Company’s Common Stock representing a targeted current value of $5,000,000. The actual number of shares recommended to the Board will be based on the greater of the average closing market price of the Company’s common stock over the 30 trading day period preceding your Start Date or a floor price determined on a quarterly basis (the “Floor Price”). Your RSUs will vest over a four-year vesting schedule, subject to your continuous service to the Company through each vesting date. The terms and conditions associated with any RSUs granted to you, including vesting and other conditions, will be governed by the Company’s 2014 Stock Option and Incentive Plan (the “Plan”) and any associated restricted stock unit award agreement that you may be required to enter with the Company. Option Award:  In addition to RSUs, we believe that options provide an effective way to tie equity incentive compensation to stock price. We will recommend to the Board, or a delegate of the Board, that you be granted an option (“Option”) to purchase shares of the Company’s Common Stock representing a value of $5,000,000 (the “Option Value”). In determining the number of shares underlying the Option, our goal is to approximate the financial value of the Option over time. We do so by doubling the Option Value and then dividing the result by the greater of the average closing market price of the Company’s common stock over the 30 trading day period preceding your Start Date or the Floor Price. The exercise price per share of the Option will be the closing price of the Common Stock as listed on the New York Stock Exchange on the effective date of grant of the Option, as approved by the Board, or a delegate of the Board. Your Option will vest over a four-year vesting schedule, subject to your continuous service to the Company through each vesting date. The terms and conditions associated with any Option granted to you, including vesting and other conditions, will be governed by the Plan and any associated stock option agreement that you may be required to enter with the Company. Refresh Equity Award: In addition to your new hire RSU and Option Awards, we may recommend to the Board, or a delegate of the Board, that you will be eligible to receive a refresh equity grant during the next applicable compensation cycle in accordance with the Company’s regular compensation practices and applicable to similarly situated peers at the Company for shares of the Company’s Common Stock representing a value of approximately $4,000,000, subject to your continued employment in good standing through the applicable grant date. The types of equity awards, the actual number of shares underlying the equity awards and the allocation of shares between the types of equity awards recommended to the Board will be determined in good faith in accordance with the Company’s regular compensation practices, including the share price used to determine the number of shares of the Company’s Common Stock underlying such awards. Acceleration of the Vesting of Equity: You will be eligible to participate in the Company’s Acceleration Plan. The Acceleration Plan provides for the acceleration of the vesting of a participant’s RSUs and stock options in the event that the participant’s provision of services to the Company is terminated under certain circumstances following a change in control of the Company, subject to the terms and conditions set forth in the Acceleration Plan. The full text of the Acceleration Plan is available for your review. DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

Severance: In the event that your employment is terminated by the Company without Cause, the Company shall pay you a lump sum amount equal to twelve months of your base salary in effect at the time of termination and twelve months of estimated cost of COBRA coverage, provided that you executed a release of claims in the form provided by the Company within the time period prescribed in the release. Also subject to execution of a release of claims, in the event your employment is terminated without Cause by the Company within your first year of employment with the Company, an amount of shares equal to the shares subject to your new hire RSUs and Option grant that would have vested on the one-year anniversary of the applicable vesting commencement date shall become fully vested. Such payment and acceleration, if applicable, shall be made within 60 days of the date of your termination (provided that if such 60-day period begins in one calendar year and ends in a second calendar year, such payment shall be made in the second calendar year). Benefits: You will be eligible to participate in the employee benefits and insurance programs generally made available to employees at your level, including health, dental, life and disability insurance, subject to the terms and conditions of those plans and programs, which may be modified from time to time. Details of these benefits programs, including mandatory employee contributions, will be made available to you when you start. You may also participate in the Company’s 401(k) Retirement Plan and you will be eligible to participate in our “Take What You Need” Vacation Policy. The Company reserves the right to change and/or modify its benefits offerings at any time. Representation Regarding Other Obligations: This offer is contingent on your representation that you are not subject to any confidentiality, non-competition agreement or a similar type of restriction that may affect your ability to devote full time and attention to your work at Zendesk. If you have entered into any agreement that may limit your ability to work on behalf of the Company, please provide the Company with a copy of such agreement as soon as possible. Other Terms: Your employment with the Company shall be on an at-will basis. In other words, you or the Company may terminate employment for any reason and at any time, with or without notice. Similarly, the terms of employment outlined in this letter are subject to change at any time provided that the at-will nature of your employment may not be altered except by a formal writing signed by the Company’s Chief Executive Officer. By accepting this offer of employment, you agree that, throughout your employment with the Company, you will devote your entire working time for the benefit of the Company, perform your duties loyally and conscientiously, and to the full extent of your ability. You also agree to observe all rules and regulations that the Company has, or may establish, governing the conduct of its business or its employees. The Company is an equal opportunity employer, and prides itself and believes in the full worth and value of its diverse workforce. The Company does not tolerate any form of harassment, discrimination, or retaliation, and fully enforces its policies protecting all employees from such, including sexual harassment. Arbitration and Nondisclosure Agreements: This offer of employment is conditioned on you signing and returning the Company’s standard Confidentiality and Invention Assignment Agreement, attached as Exhibit A, and the Company's standard Mutual Agreement to Arbitrate Claims, attached as Exhibit B (collectively, “Employee Agreements”). You must return these signed documents to us before your first date of employment. DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

Work Authorization: As with all employees, our offer to you is contingent on your submission of satisfactory proof of your identity and your legal authorization to work in the United States. You will be required to complete Form I-9 in accordance with the Immigration Reform and Control Act of 1986.  You are required to complete Section 1 of the Form I-9 on or before your first day of employment and to present, within 72 hours of hire, verification of your identity and legal right to work in the United States.  On your first day of employment, bring original documents to verify your employment eligibility - please refer to the I-9 form for the list of acceptable documents. This offer letter is governed by the law of the state where your job will be located. The terms set forth in this letter and in the enclosures are intended to and do supersede all and any prior employment agreements, understandings and verbal or written representations between the Company and you concerning the terms of your employment with the Company. All such prior agreements, understandings and promises are null and void. We are excited about the opportunity to work with you at Zendesk, Inc. If you have any questions about this information, please do not hesitate to call. Otherwise, please confirm your acceptance of this offer of employment by signing below and returning a copy. We are confident that with your background and skills, you will have an immediate positive impact on our organization. Very truly yours, Mikkel Svane Chief Executive Officer I have reviewed this offer letter and accept its terms. I also have reviewed the Mutual Agreement to Arbitrate, and the Confidentiality and Invention Assignment Agreement. I also understand that either Zendesk, Inc. or I may end the employment relationship at any time, with or without cause, and with or without notice. Signature:________________________ ______________________________ Shelagh Glaser Date DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25 April 27, 2021

  EXHIBIT B  ZENDESK, INC.  MUTUAL AGREEMENT TO ARBITRATE CLAIMS    I recognize that differences may arise between Zendesk, Inc. (the “Company”) and me                          during or following my employment with the Company. In consideration of my continued                          employment with the Company, its promise to arbitrate all employment-related disputes, and my                          receipt of the compensation, pay raises, and other benefits paid to me by the Company, at                                present and in the future, I agree that any and all controversies, claims, or disputes with anyone                                  (including the Company and any employee, officer, director, shareholder, or benefit plan of the                            Company, in their capacity as such or otherwise), arising out of, relating to, or resulting from my                                  employment with the Company or the termination of my employment with the Company,                          including any breach of this Mutual Agreement to Arbitrate Claims (this “Arbitration Agreement”),                          shall be subject to binding arbitration. Both parties agree that this Arbitration Agreement is                            enforceable under the Federal Arbitration Act, 9 U.S.C. §1 et seq. (the “FAA”). If the FAA is found                                    not to apply, then this Arbitration Agreement is enforceable under the laws of the state in which I                                    am or was employed at the time I received this Arbitration Agreement. However, both parties                              agree that there will be no right to bring any dispute covered by this Arbitration Agreement as a                                    class or collective action, as specified in Paragraphs 1 and 2 below.  1. Claims Covered by this Arbitration Agreement . To the maximum extent allowed                      by law, the Company and I mutually consent to the resolution by binding arbitration of all claims                                  or causes of action that the Company may have against me or that I may have against the                                    Company or the Company’s current and former owners, partners, members, officers, directors,                        employees, representatives and agents, all subsidiary and affiliated entities, all benefit plans, the                          benefit plans’ sponsors, fiduciaries, administrators, affiliates, and all successors and assigns of                        any of them (“Arbitrable Disputes”). Arbitrable Disputes shall include any and all disputes not                            specifically exempted from arbitration herein, including, but not limited to: any alleged violations                          of federal, state, or local constitutions, statutes, laws, ordinances, regulations or common law; any                            claims of wrongful termination, unlawful disparate treatment or disparate impact, or retaliation;                        any claims for breach of any contractor covenant of good faith and fair dealing; tort claims; and                                  any claims arising under the Fair Labor Standards Act and similar state and local statutes. Nothing                                in this Arbitration Agreement alters any obligation or prerequisite to exhaust administrative                        remedies before asserting a claim in arbitration.  2. Claims Not Covered . Specifically excluded from this Arbitration Agreement are: (i)                      claims that are not arbitrable by law, which include claims for workers’ compensation and                            unemployment compensation benefits, and any claims which are expressly excluded from                      binding arbitration by controlling law or public policy; (ii) claims under California's Labor Code                            Private Attorney General Act, Labor Code §§ 2698 et seq. ("PAGA"), to the extent the operative                                law at the time a PAGA claim is made precludes a pre-dispute waiver of the right to bring such                                      claims on a representative basis (if the operative law changes during the pendency of a PAGA                                claim, and pre-dispute waivers of the right to bring PAGA claims on a representative basis                              become enforceable, then the parties intend and agree that PAGA claims would become covered                            claims under this Agreement); and (iii) any claims for unlawful harassment based on a protected                                Page 1 of 5  DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

  category under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the                                  Age Discrimination in Employment Act (as amended by the Older Workers Benefits Protection                          Act), the California Fair Employment and Housing Act, and any other federal, state, or local statute                                similarly prohibiting harassment based on enumerated protected categories or classifications;                    provided , however , that claims under such statutes are only excluded from the agreement to                            arbitrate to the extent they allege harassment – as distinct from disparate treatment, wrongful                            termination, and/or disparate impact (“Excluded Claims”). To the extent that the parties’ dispute                          involves Arbitrable Disputes and Excluded Claims, the parties agree to bifurcate and stay the                            Excluded Claims pending the resolution of the arbitration proceedings. Either party may apply to                            a court of competent jurisdiction for temporary or preliminary injunctive relief in connection with                            an Arbitrable Dispute, but only upon the ground that the award to which that party may be                                  entitled may be rendered ineffectual without such relief.  I understand that this Arbitration Agreement does not prohibit me from filing or maintaining                            an administrative charge or complaint with a local, state, or federal administrative body that is                              authorized to enforce or administer laws related to employment, including but not limited to the                              Equal Employment Opportunity Commission, Department of Labor, or the National Labor                      Relations Board. I understand that this Agreement does, however, preclude me from pursuing                          any court action regarding any such claim, except as permitted by law. This Arbitration                            Agreement does not restrict my rights to engage in concerted activities under Section 7 of the                                National Labor Relations Act. I understand that I will not be retaliated against, disciplined or                              threatened with discipline as a result of exercising my rights under Section 7 of the National                                Labor Relations Act by the filing of or participation in a class or collective action in any forum.   3. Class Action Waiver . Except for Excluded Claims, the Company and I expressly                        intend and agree that: (a) class action and representative action procedures are hereby waived                            and shall not be asserted, nor will they apply, in any arbitration pursuant to this Agreement; (b)                                  neither party will assert class action or representative action claims against the other in arbitration                              or otherwise, and (c) the arbitrator is not empowered to consolidate claims of different individuals                              into one proceeding, or to hear an arbitration as a class arbitration (“Class Action Waiver”). To the                                  extent a court or the arbitrator determines that this Class Action Waiver is invalid, for any reason,                                  it shall not be severable from this Agreement and the class or collective claims will be considered                                  Excluded Claims that must be litigated in a civil court of competent jurisdiction. Notwithstanding                            any other clause contained in this Arbitration Agreement, any claim that all or part of the Class                                  Action Waiver is invalid, unenforceable void or voidable may be determined only by a court of                                competent jurisdiction and not by an arbitrator. The Class Action Waiver shall be severable when                              a dispute is filed as an individual action and severance is necessary to ensure that the individual                                  action proceeds in arbitration.  4. Waiver of Right to Court or Jury Trial . I understand that, by signing this Arbitration                              Agreement, both the Company and I are giving up any right we may have to a trial by jury and are                                          giving up rights of appeal following the rendering of a decision except as applicable law provides                                for judicial review of arbitration decisions.        Page 2 of 5  DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

  5. Arbitration Procedures . The Company and I agree that, except as provided in the                          Arbitration Agreement, any arbitration shall be in accordance with and under the auspices and                            rules of JAMS, Inc. (“JAMS”) for the resolution of employment disputes, pursuant to its                            employment arbitration rules & procedures. The JAMS Employment Arbitration Rules and                      Procedures (the “JAMS Rules”) are available at www.JAMSadr.com. Under no circumstances shall                        the JAMS Class Action Procedures apply to any arbitration held pursuant to this Arbitration                            Agreement. Notwithstanding anything in the JAMS Rules, the arbitrator will not have the                          authority to determine whether this arbitration provision or any portion of it is enforceable,                            revocable or valid, the arbitrability of disputes, or whether claims may be arbitrated on a class,                                collective, or representative basis.    The arbitrator shall apply the substantive state or federal law (and the law of remedies, if                                applicable) as applicable to the claim(s) asserted. The arbitrator shall provide the Parties with a                              written decision explaining his or her findings and conclusions. The Arbitrator's decision shall be                            final and binding upon the Parties. The parties shall be entitled to conduct discovery to the full                                  extent authorized by governing law. The parties agree that the arbitrator shall have the power to                                decide any motions brought by any party to the arbitration, including motions for summary                            judgment and/or adjudication, discovery motions, motions to dismiss, and demurrers prior to any                          arbitration hearing. The Company and I agree that any arbitration under this Arbitration                          Agreement shall be conducted in San Francisco County or the site of the closest JAMS office to                                  my place of employment. The arbitrator’s decision regarding the claims shall be final and binding                              upon the parties, and shall be enforceable in any court having jurisdiction thereof. I agree that                                the arbitrator shall have the power to award any remedies available under applicable law, and                              that the arbitrator shall award attorneys’ fees and costs to the prevailing party, except as                              prohibited by law.    6. Arbitration Fees and Costs . I agree that each party shall be responsible for paying                            such party’s own attorneys’ fees and costs. To the extent I bring a claim against the Company,                                  the Company shall pay for the costs of arbitration, including any administrative or hearing fees                              charged by the arbitrator or JAMS, except that I shall pay any filing fees associated with any                                  arbitration that I initiate, but only so much of the filing fees as I would have instead paid had I filed                                          a complaint in a court of law. To the extent any of the foregoing cost-splitting provisions are                                  found not to comply with such then-applicable law, the arbitrator shall reform this Arbitration                            Agreement such that it is enforceable and consistent with then-applicable decisional or statutory                          law.  7. Modification/Entire Agreement . This Arbitration Agreement to arbitrate shall                survive the termination of my employment. It can only be revoked or modified by a writing signed                                  by the parties that specifically states an intent to revoke or modify this Arbitration Agreement.                              This is the complete agreement of the parties on the subject of arbitration of disputes (except for                                  any arbitration agreement in connection with any pension or benefit plan). This Arbitration                          Agreement supersedes any prior or contemporaneous oral or written understanding on the                        subject. No party is relying on any representations, oral or written, on the subject of the effect,                                  enforceability, or meaning of this Arbitration Agreement, except as specifically set forth in this                            Arbitration Agreement. If any provision of this Arbitration Agreement is found to be                            Page 3 of 5  DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

  unenforceable, in whole or in part, such finding shall not affect the validity of the remainder of this                                    Arbitration Agreement and this Arbitration Agreement shall be reformed to the greatest extent                          possible to ensure that the resolution of all conflicts between the parties are resolved by neutral,                                binding arbitration.  8. Violation of this Agreement . Should any party to this Arbitration Agreement                      pursue any arbitrable dispute by any method other than arbitration, the responding party shall                            recover from the initiating party all damages, costs, expenses and attorneys’ fees incurred as a                              result of such action.  9. Not an Employment Agreement . This Arbitration Agreement is not and shall not                        be construed to create any contract of employment, express or implied. Nor does this Arbitration                              Agreement alter the at-will status of any employment.    [Signatures to follow on the next page.]                                                        Page 4 of 5  DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

  I acknowledge that I have read this Agreement carefully and I understand and accept                            the obligations which it imposes upon me without reservation. No promises or                        representations have been made to me to induce me to sign this Agreement. I further                              acknowledge that I have been given the opportunity to discuss this Agreement with my                            private, legal counsel and have taken advantage of that opportunity to the extent I wanted to                                do so.      Signed: ___________________________________________      Name: ___________________________________________      Date: ___________________________________________        Accepted and Agreed to:    Zendesk, Inc.      ___________________________________________  Mikkel Svane  Chief Executive Officer                                    Version 2019.03.15    Page 5 of 5  DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25 Shelagh Glaser April 27, 2021

EXHIBIT A ZENDESK, INC. Employee Confidentiality and Invention Assignment Agreement I hereby agree to the following terms regarding my employment with Zendesk, Inc. (including any parent, subsidiary or affiliate, “Zendesk”). I enter this Agreement in consideration of my salary, wages and benefits paid to me, and my continuing employment, by Zendesk, with the understanding that Zendesk only agrees to employ me (or continue employing me) subject to this Agreement. 1. Proprietary Information. I agree that all Proprietary Information, whether or not in writing, that I develop, learn or obtain in connection with my employment and which Zendesk has not released to the general public, is and will be the exclusive property of Zendesk. For purposes of this Agreement, “Proprietary Information” shall mean all information relating to a person or entity’s business, technology, customers, prospective customers, suppliers, prospective suppliers, business relationships or financial affairs, including, without limitation, (a) corporate information, including plans, strategies, methods, policies, resolutions, negotiations or litigation; (b) marketing information, including strategies, methods, customer identities, or other information about customers, prospect identities or other information about prospects, or market analyses or projections; (c) financial information, including cost and performance data, debt arrangements, equity structure, investors and holdings, purchasing and sales data and price lists; (d) personal and/or confidential information, including personally identifiable information, trade secrets and other confidential information; (e) operational and technological information, including plans, specifications, manuals, forms, templates, software, designs, methods, procedures, formulas, discoveries, inventions, improvements, concepts and ideas; (f) personnel information, including personnel lists, reporting or organizational structure, resumes, personnel data, compensation structure, performance evaluations and termination arrangements or documents; and (g) any information received in confidence by Zendesk from customers, suppliers or other third parties. 2. Recognition of Zendesk’s Rights; My Obligations. I will not, at any time during or after my employment, without Zendesk’s prior written consent, disclose any Proprietary Information to anyone outside of Zendesk, or use or permit to be used any Proprietary Information for any purpose other than the performance of my duties as an employee of Zendesk. I will cooperate with Zendesk and use my best efforts to prevent the unauthorized disclosure of any Proprietary Information. I will deliver to Zendesk all copies of Proprietary Information in my possession or control upon the earlier of a request by Zendesk or termination of my employment. Without limiting the foregoing in any way, I will not (at any time during or after my employment), directly or indirectly, use any Proprietary Information to call upon, solicit, divert or take away any customers, prospective customers, suppliers, prospective suppliers or business of Zendesk for any purpose (other than for the benefit of Zendesk during my employment). 3. Security Commitment. I understand that Zendesk is committed to a rigorous data security program. I agree to (a) if requested by Zendesk, undergo relevant background checks as part of my hiring process; (b) review and comply with Zendesk’s security policies; (c) complete Zendesk’s security awareness training as required by Zendesk; (d) not disclose any Proprietary Information via systems or channels not approved by Zendesk; (d) notify Zendesk immediately upon becoming aware that a device containing Proprietary Information is lost, stolen or otherwise compromised; (e) notify Zendesk immediately upon finding any system or process that could violate Zendesk’s security policies; and (f) otherwise comply with Zendesk’s security program during my employment and thereafter. 4. Compliance With Zendesk Policies. I agree to act legally and ethically in the conduct of my duties as an employee of Zendesk, and to abide by all applicable laws and regulations, as well as the provisions of the Zendesk policies, procedures, standards, directives, and rules as may be adopted or modified by Zendesk (collectively, “Policies”) from time to time. I agree to review such Policies regularly and, as requested by Zendesk, to certify as to my understanding and compliance with such Policies. I agree to complete all required training in a timely manner. I agree to timely and properly report possible or actual illegal and unethical behavior to Zendesk when I become aware of it. I further agree to fully cooperate in investigations undertaken by Zendesk. 5. Publicity. I agree that my name, voice, picture, and likeness may be used in Zendesk's advertising, training aids, and other materials without payment of separate compensation to me. I will not issue or release any articles, advertising, publicity, or other matter relating to Zendesk, or provide any information regarding Zendesk to any other person intending to do so, without Zendesk's prior written consent. 6. Rights of Others. I understand that Zendesk is now and may hereafter be subject to non-disclosure or confidentiality agreements with third persons which require Zendesk to protect or refrain from use of Proprietary Information. I agree to be bound by all relevant terms of such agreements in the event I have access to such Proprietary Information. 7. Commitment to Zendesk; Conflict of Interest. While an employee of Zendesk, I will devote my full-time efforts to Zendesk’s business and I will not engage in any other business activity that conflicts with my duties to Zendesk. I will advise Zendesk at such time as any activity of either Zendesk or another business presents me with a conflict of interest or the appearance of a conflict of interest as an employee of Zendesk. I will take whatever reasonable action is requested of me by Zendesk to resolve any conflict or appearance of conflict which it, in good faith, finds to exist. 8. Developments. I will make full and prompt disclosure to Zendesk of all inventions, discoveries, designs, designations, developments, methods, modifications, improvements, processes, algorithms, databases, computer programs, formulae, techniques, trade secrets, graphics or images, and audio or visual works and other works of authorship (collectively DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

2 “Developments”), whether or not patentable or copyrightable, that are created, made, conceived or reduced to practice by me (alone or jointly with others) or under my direction in the course of my employment. Subject to the limitations below, I acknowledge that all work performed by me is on a “work for hire” basis, and I hereby do assign and transfer and, to the extent any such assignment cannot be made at present, will assign and transfer, to Zendesk and its successors and assigns all my right, title and interest in all Developments that (a) relate to the business or research and development of Zendesk; (b) result from tasks assigned to me by, or work otherwise performed for, Zendesk; or (c) result from the use of Proprietary Information, premises or personal property (whether tangible or intangible) owned, leased or contracted for by Zendesk (“Company-Related Developments”), and all related patents, patent applications, trademarks and trademark applications, copyrights and copyright applications, trade secret rights and other intellectual property and proprietary rights in all countries and territories worldwide and under any applicable international convention (“Intellectual Property Rights”). I also hereby waive all claims to any moral rights or other special rights which I may have or accrue in any Company-Related Developments. To preclude any possible uncertainty, I have set forth on Attachment 1 attached hereto a complete list of Developments that I have, alone or jointly with others, conceived, developed or reduced to practice prior to the commencement of my employment with Zendesk that I wish to have excluded from the scope of this Agreement (“Prior Inventions”). I have also listed on Attachment 1 all patents and patent applications in which I am named as an inventor, other than those which have been assigned to Zendesk (“Other Patent Rights”). If no such disclosure is attached, I represent that there are no Prior Inventions or Other Patent Rights. If, in the course of my employment with Zendesk, I incorporate a Prior Invention into a Zendesk product, process or machine or other work done for Zendesk, I hereby grant to Zendesk a nonexclusive, royalty-free, paid-up, irrevocable, worldwide license (with the full right to sublicense) to make, have made, modify, use, reproduce, sell, offer for sale, publicly display and perform, import and otherwise fully exercise and exploit such Prior Invention. Notwithstanding the foregoing, I will not incorporate, or permit to be incorporated, Prior Inventions in any Company-Related Development without Zendesk’s prior written consent. I will not incorporate into any Zendesk product or otherwise deliver to Zendesk any open source software except as allowed pursuant to Zendesk’s open source software policy, which is available on Zendesk’s intranet. Subject to the requirements of applicable state law, if any, I understand that Company-Related Developments will not include, and the provisions of this Agreement requiring assignment thereof to Zendesk do not apply to, any invention which qualifies fully for exclusion under the provisions of applicable state law, if any, attached hereto as Attachment 2. However, I will also promptly disclose to Zendesk any such Developments for the purpose of determining whether they qualify for such exclusion. 9. Documents and Other Materials. I will keep and maintain adequate and current records of all Proprietary Information and Company-Related Developments developed by me during my employment, which records will be available to and remain the sole property of Zendesk at all times. All files, letters, notes, memoranda, reports, records, data, sketches, drawings, notebooks, layouts, charts, quotations and proposals, specification sheets, program listings, blueprints, models, prototypes, or other written, photographic or other tangible material containing Proprietary Information, whether created by me or others, which come into my custody or possession, are the exclusive property of Zendesk to be used by me only in the performance of my duties for Zendesk. Any property situated on Zendesk’s premises and owned by Zendesk, including without limitation computers, disks and other storage media (and whether or not password-protected), filing cabinets or other work areas, is subject to inspection by Zendesk at any time with or without notice. In the event of the termination of my employment for any reason, I will deliver to Zendesk all files, letters, notes, memoranda, reports, records, data, sketches, drawings, notebooks, layouts, charts, quotations and proposals, specification sheets, program listings, blueprints, models, prototypes, or other written, photographic or other tangible material containing Proprietary Information, and other materials of any nature pertaining to the Proprietary Information of Zendesk and to my work, and will not take or keep in my possession any of the foregoing or any copies. 10. Enforcement of Intellectual Property Rights. I will cooperate fully with Zendesk, both during and after my employment with Zendesk, with respect to the procurement, maintenance and enforcement of Intellectual Property Rights in Company-Related Developments. I will sign, both during and after the term of this Agreement, all papers, including without limitation copyright applications, patent applications, declarations, oaths, assignments of priority rights, and powers of attorney, which Zendesk may deem necessary or desirable in order to protect its rights and interests in any Company-Related Development. If Zendesk is unable, after reasonable effort, to secure my signature on any such papers, I hereby irrevocably designate and appoint each officer of Zendesk as my agent and attorney-in-fact to execute any such papers on my behalf, and to take any and all actions as Zendesk may deem necessary or desirable in order to protect its rights and interests in any Company-Related Development. 11. Non-Solicitation. During and for a period of twelve (12) months following the end of my employment (the “Restricted Period”), I will not, directly or indirectly, in any manner, solicit, entice or attempt to persuade any other employee or consultant of Zendesk to leave the services of Zendesk for any reason. I acknowledge and agree that if I violate any of the provisions of this Section 11, the running of the Restricted Period will be extended by the time during which I engage in such violation(s). 12. Prior Agreements. I hereby represent that, except as I have fully disclosed previously in writing to Zendesk, I am not bound by the terms of any agreement with any previous employer or other party to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. I further represent that my performance of all the terms of this Agreement as an employee of Zendesk does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

3 confidence or in trust prior to my employment with Zendesk. I will not disclose to Zendesk or induce Zendesk to use any confidential or proprietary information or material belonging to any previous employer or others. 13. Remedies Upon Breach. I understand that the restrictions contained in this Agreement are necessary for the protection of the business and goodwill of Zendesk and I consider them to be reasonable for such purpose. Any breach of this Agreement is likely to cause Zendesk substantial and irrevocable damage and therefore, in the event of such breach, Zendesk, in addition to such other remedies which may be available, will be entitled to specific performance and other injunctive relief, and without the posting of any bond. 14. Publications and Public Statements. I will obtain Zendesk’s written approval before publishing or submitting for publication any material that incorporates or otherwise discloses any Proprietary Information. 15. No Employment Obligation. I understand that this Agreement does not create an obligation on Zendesk or any other person to continue my employment. I acknowledge that, unless otherwise agreed in a formal written employment agreement signed on behalf of Zendesk by an authorized officer, my employment with Zendesk is at will and therefore may be terminated by Zendesk or me at any time with or without cause and for any reason. 16. Survival and Assignment by Zendesk. I understand that my obligations under this Agreement will continue in accordance with its express terms regardless of any changes in my title, position, duties, salary, compensation or benefits or other terms and conditions of employment. I further understand that my obligations under this Agreement will continue following the termination of my employment regardless of the manner of such termination and will be binding upon my heirs, executors and administrators. Zendesk will have the right to assign this Agreement to its affiliates, successors and assigns. I expressly consent to be bound by the provisions of this Agreement for the benefit of Zendesk or any parent, subsidiary or affiliate to whose employ I may be transferred without the necessity that this Agreement be resigned at the time of such transfer. 17. Exit Interview. If and when I depart from Zendesk, I may be required to and agree to attend an exit interview and sign an “Employee Exit Acknowledgement” to reaffirm my acceptance and acknowledgement of the obligations set forth in this Agreement. 18. Disclosure to Future Employers. I hereby grant Zendesk the right to provide this Agreement in whole or in part to any future employer, partner, or co-venturer of mine to advise them of my obligations under this Agreement. 19. Severability. In case any provisions (or portions thereof) contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear. 20. Interpretation. This Agreement will be deemed to be made and entered into in the State of California, and will in all respects be interpreted, enforced and governed under the laws of the State of California. I hereby agree to consent to personal jurisdiction of the state and federal courts situated within the greater San Francisco area, California for purposes of enforcing this Agreement, and waive any objection that I might have to personal jurisdiction or venue in those courts. 21. Protected Disclosures. I understand that nothing contained in this Agreement limits my ability to communicate with any United States federal, state or local governmental agency or commission, including to provide documents or other information, without notice to Zendesk. I also understand that nothing in this Agreement limits my ability to share compensation information concerning myself or others, except that this does not permit me to disclose compensation information concerning others that I obtain because my job responsibilities require or allow access to such information. 22. Defend Trade Secrets Act of 2016. I understand that pursuant to the federal Defend Trade Secrets Act of 2016, I shall not be held criminally or civilly liable under any United States federal or state trade secret law for the disclosure of a trade secret that (a) is made (i) in confidence to a United States federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. I UNDERSTAND THAT THIS AGREEMENT AFFECTS IMPORTANT RIGHTS. BY SIGNING BELOW, I CERTIFY THAT I HAVE READ IT CAREFULLY AND AM SATISFIED THAT I UNDERSTAND IT COMPLETELY. DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

4 IN WITNESS WHEREOF, the undersigned has executed this agreement as a sealed instrument as of the date set forth below. Signed: ___________________________________________ Name: ___________________________________________ Date: ___________________________________________ DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25 Shelagh Glaser April 27, 2021

5 ATTACHMENT 1 TO EXHIBIT A PRIOR INVENTIONS ______ Answer YES or NO. Do you have any inventions or improvements relevant to your employment by Zendesk that have been made or conceived or first reduced to practice by yourself alone or jointly prior to your engagement by Zendesk? If yes, please attach a separate summary to this Attachment 1. ______ Answer YES or NO. Do you have any patents or patent applications in which you have been named as inventor? If yes, please attach a separate summary to this Attachment 1. IF EMPLOYEE CHECKED “YES” TO QUESTIONS REGARDING ANY PRIOR INVENTION / PATENTS Employee should prepare and submit to People Ops Signed: ___________________________________________ Name: ___________________________________________ Date: ___________________________________________ PRIOR INVENTIONS/PATENTS: DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25 April 27, 2021 None NO NO Shelagh Glaser

6 ATTACHMENT 2 TO EXHIBIT A For Employees in California, Section 2870 of the California Labor Code is as follows: (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either: (1) Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or (2) Result from any work performed by the employee for the employer. (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable. For Employees in Delaware, Title 19, Section 805 of the Delaware Code Ann. is as follows: Any provision in an employment agreement which provides that the employee shall assign or offer to assign any of the employee's rights in an invention to the employee's employer shall not apply to an invention that the employee developed entirely on the employee's own time without using the employer's equipment, supplies, facility or trade secret information, except for those inventions that; (i) relate to the employer's business or actual or demonstrably anticipated research or development, or (ii) result from any work performed by the employee for the employer. To the extent a provision in an employment agreement purports to apply to the type of invention described, it is against the public policy of this State and is unenforceable. An employer may not require a provision of an employment agreement made unenforceable under this section as a condition of employment or continued employment. For Employees in Illinois, Chapter 765, Section 1060/2 of the Illinois Compiled Statutes is as follows: (1) A provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee's rights in an invention to the employer does not apply to an invention for which no equipment, supplies, facilities, or trade secret information of the employer was used and which was developed entirely on the employee's own time, unless (a) the invention relates (i) to the business of the employer, or (ii) to the employer's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this State and is to that extent void and unenforceable. The employee shall bear the burden of proof in establishing that his invention qualifies under this subsection. (2) An employer shall not require a provision made void and unenforceable by subsection (1) of this Section as a condition of employment or continuing employment. This Act shall not preempt existing common law applicable to any shop rights of employers with respect to employees who have not signed an employment agreement. (3) If an employment agreement entered into after January 1, 1984, contains a provision requiring the employee to assign any of the employee's rights in any invention to the employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility, or trade secret information of the employer was used and which was developed entirely on the employee's own time, unless (a) the invention relates (i) to the business of the employer, or (ii) to the employer's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by the employee for the employer. For Employees in Kansas, Sections 44-130 of the Kansas Labor and Industries Code is as follows: (a) Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee's rights in an invention to the employer shall not apply to an invention for which no equipment, supplies, facilities or trade secret information of the employer was used and which was developed entirely on the employee's own time, unless: DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

7 (1) The invention relates to the business of the employer or to the employer's actual or demonstrably anticipated research or development; or (2) The invention results from any work performed by the employee for the employer. (b) Any provision in an employment agreement which purports to apply to an invention which it is prohibited from applying to under subsection (a), is to that extent against the public policy of this state and is to that extent void and unenforceable. No employer shall require a provision made void and unenforceable by this section as a condition of employment or continuing employment. (c) If an employment agreement contains a provision requiring the employee to assign any of the employee's rights in any invention to the employer, the employer shall provide, at the time the agreement is made, a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee's own time, unless: (1) The invention relates directly to the business of the employer or to the employer's actual or demonstrably anticipated research or development; or (2) The invention results from any work performed by the employee for the employer. (d) Even though the employee meets the burden of proving the conditions specified in this section, the employee shall disclose, at the time of employment or thereafter, all inventions being developed by the employee, for the purpose of determining employer and employee rights in an invention. For Employees in Minnesota, Section 181.78 of the Minnesota Labor, Industry Code is as follows: Subdivision 1. Inventions not related to employment. Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee's rights in an invention to the employer shall not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee's own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this state and is to that extent void and unenforceable. Subdivision 2. Effect of subdivision 1. No employer shall require a provision made void and unenforceable by subdivision 1 as a condition of employment or continuing employment. Subdivision 3. Notice to employee. If an employment agreement entered into after August 1, 1977 contains a provision requiring the employee to assign or offer to assign any of the employee's rights in any invention to an employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee's own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer. For Employees in North Carolina, §§ 66-57.1 and 66-57.2 of the North Carolina Gen. Stat. is as follows: § 6657.1. Employee’s right to certain inventions. Any provision in an employment agreement which provides that the employee shall assign or offer to assign any of his rights in an invention to his employer shall not apply to an invention that the employee developed entirely on his own time without using the employer’s equipment, supplies, facility or trade secret information except for those inventions that (i) relate to the employer’s business or actual or demonstrably anticipated research or development, or (ii) result from any work performed by the employee for the employer. To the extent a provision in an employment agreement purports to apply to the type of invention described, it is against the public policy of this State and is unenforceable. The employee shall bear the burden of proof in establishing that his invention qualifies under this section. § 6657.2. Employer’s rights. DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

8 An employer may not require a provision of an employment agreement made unenforceable under G.S. 6657.1 as a condition of employment or continued employment. An employer, in an employment agreement, may require that the employee report all inventions developed by the employee, solely or jointly, during the term of his employment to the employer, including those asserted by the employee as nonassignable, for the purpose of determining employee or employer rights. If required by a contract between the employer and the United States or its agencies, the employer may require that full title to certain patents and inventions be in the United States. For Employees in Utah, Section 34-39-3 of Utah Code Ann. is as follows: (1) An employment agreement between an employee and his employer is not enforceable against the employee to the extent that the agreement requires the employee to assign or license, or to offer to assign or license, to the employer any right or intellectual property in or to an invention that is: (a) created by the employee entirely on his own time; and (b) not an employment invention. (2) An agreement between an employee and his employer may require the employee to assign or license, or to offer to assign or license, to his employer any or all of his rights and intellectual property in or to an employment invention. (3) Subsection (1) does not apply to: (a) any right, intellectual property or invention that is required by law or by contract between the employer and the United States government or a state or local government to be assigned or licensed to the United States; or (b) an agreement between an employee and his employer which is not an employment agreement. (4) Notwithstanding Subsection (1), an agreement is enforceable under Subsection (1) if the employee's employment or continuation of employment is not conditioned on the employee's acceptance of such agreement and the employee receives a consideration under such agreement which is not compensation for employment. (5) Employment of the employee or the continuation of his employment is sufficient consideration to support the enforceability of an agreement under Subsection (2) whether or not the agreement recites such consideration. (6) An employer may require his employees to agree to an agreement within the scope of Subsection (2) as a condition of employment or the continuation of employment. (7) An employer may not require his employees to agree to anything unenforceable under Subsection (1) as a condition of employment or the continuation of employment. (8) Nothing in this chapter invalidates or renders unenforceable any employment agreement or provisions of an employment agreement unrelated to employment inventions. For Employees in Washington, Section 49.44.140 of the Revised Code of Washington is as follows: (1) A provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee’s rights in an invention to the employer does not apply to an invention for which no equipment, supplies, facilities, or trade secret information of the employer was used and which was developed entirely on the employee’s own time, unless (a) the invention relates (i) directly to the business of the employer, or (ii) to the employer's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this state and is to that extent void and unenforceable. DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25

9 (2) An employer shall not require a provision made void and unenforceable by subsection (1) of this section as a condition of employment or continuing employment. (3) If an employment agreement entered into after September 1, 1979, contains a provision requiring the employee to assign any of the employee’s rights in any invention to the employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility, or trade secret information of the employer was used and which was developed entirely on the employee’s own time, unless (a) the invention relates (i) directly to the business of the employer, or (ii) to the employer's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by the employee for the employer. DocuSign Envelope ID: 6FE16A09-50A6-4112-8DB8-CAD301C0FD25